File Nos. 33-13021 & 811-5086

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            CHURCHILL TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-66667
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

Aquilasm Group of Funds

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017


                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 23, 2004


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:         (a)      at the Kentucky Derby Museum;
                        704 Central Avenue,
                        Louisville, Kentucky;

Time:          (b)      on April 23, 2004
                        at 10:00 a.m. Eastern Daylight Time;

Purposes:      (c)      for the following purposes:

                 (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2004 (Proposal No. 2);

                (iii) to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:       (d)      To vote at the Meeting, you must have been a
                       shareholder on the Fund's records at the close of business on January 26, 2004 (the "record date").
                       Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 12, 2004

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.


     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about March 12, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.73; Class C Shares, $10.72; Class Y Shares, $10.73; and Class I Shares, $10.72. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,478,063; Class C Shares, 687,556; Class Y Shares, 4,436,024 and Class I Shares, 410,202.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address               Number of shares            Percent of class
of the holder of
record

Institutional 5% shareholders

SYAG
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY             2,062,067 Class A Shares           9.60%

MLPF&S for the sole
 benefit of its customers
4800 Deer Lake Dr East

Jacksonville, FL              88,489 Class C Shares          12.87%

National Financial
Services Corp.
200 Liberty Street
New York NY                2,254,145 Class Y Shares          50.81%

Bankdan
c/o Kentucky Trust Company
218 W. Main St.
Danville, KY               1,071,185 Class Y Shares          24.15%

J.J.B. Hilliard Lyons
FBO Cardinal Aluminum Co.
501 S. 4th St.
Louisville, KY               250,509 Class Y Shares           5.65%

Danky & Co.
P.O. Box 28
Danville, KY                 239,299 Class Y Shares           5.39%

Wexford Clearing Services
  Corp FBO
Ms. L. Anne H. Dishman
123 Arrowhead Road           245,533 Class I Shares
Louisville, KY               (held in two accounts)          59.86%

Charles Schwab & Co.
Special Custody Account
FBO Customers
101 Montgomery St.
San Francisco, CA             81,124 Class I Shares          19.78%


Additional 5% shareholders

Mark A. Campisano TTEE
Patricia E. Campisano Rev. Trust
P.O. Box 34006
Louisville, KY                29,724 Class I Shares           7.25%

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2003. All nominees have consented to serve if elected.

Trustees(1)
and Officers

                                                                       Number of
                         Positions Held                                Portfolios in
                         with                                          Fund Complex
                         Fund                                          Overseen by
Name, Address(2) and     and Length of    Principal Occupation(s)      Trustee          Other Directorships
Date of Birth            Service(3)       During Past 5 Years                            Held by Trustee

Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         11     Director or trustee, Pimco
New York, NY             the Board of     Board, Aquila Management                   Advisors VIT, Oppenheimer
(05/12/29)               Trustees since   Corporation, the sponsoring                Quest Value Funds Group,
                         1987             organization and parent of the             Oppenheimer Small Cap Value
                                          Manager or Administrator and/or            Fund, Oppenheimer Midcap
                                          Adviser or Sub-Adviser to each             Fund, and Oppenheimer
                                          fund of the Aquilasm Group of              Rochester Group of Funds.
                                          Funds,(5) Chairman and Chief
                                          Executive Officer and Manager of
                                          the Manager or Administrator
                                          and/or Advisor or Sub-Adviser to
                                          each since 2003, and Founder,
                                          Chairman of the Board of Trustees
                                          and (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and charitable
                                          organizations.

Diana P. Herrmann        Trustee since    Vice Chair of Aquila Management    6                   None
New York, NY             1995,            Corporation, Founder of the
(02/25/58)               President        Aquilasm Group of Funds and
                         since 1999,      parent of the Manager, since
                         and Vice Chair   2004, President and Chief
                         since 2004       Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Vice
                                          Chair, President, Senior Vice
                                          President or Executive Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.

Non-Interested
Trustees

Thomas A.                Trustee          Vice President of Robinson,        1                   None
Christopher              since 1992       Hughes & Christopher, C.P.A.s,
Danville, KY                              P.S.C., since 1977; President, A
(12/19/47)                                Good Place for Fun, Inc., a
                                          sports facility, since 1987.

Douglas Dean             Trustee          Founder and Chairman of the        1                   None
Lexington,               since 1987       Board of Directors, Dean, Dorton
KY                                        & Ford P.S.C., a public
(03/21/49)                                accounting firm, since 1982;
                                          active as an officer and member
                                          of various charitable and
                                          community organizations.


Theodore T. Mason        Trustee since    Executive Director, East Wind      5       Trustee, Pimco Advisors VIT.
New York, NY             1992             Power Partners LTD since 1994
(11/24/35)                                and Louisiana Power Partners,
                                          LLC since 1999; President,
                                          Alumni Association of SUNY
                                          Maritime College since 2002
                                          (First Vice President,
                                          2000-2001, Second Vice
                                          President, 1998-2000) and
                                          director of the same
                                          organization since 1997;
                                          Director, STCM Management
                                          Company, Inc., since 1973; twice
                                          national officer of Naval
                                          Reserve Association, commanding
                                          officer of four naval reserve
                                          units and Captain, USNR (Ret);
                                          director, The Navy League of the
                                          United States New York Council
                                          since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime
                                          College at Fort Schuyler
                                          Foundation, Inc. since 2000.

Anne J. Mills            Trustee since    President, Loring Consulting       4                   None
Castle Rock, CO          1987             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001;
                                          IBM Corporation, 1965-1991;
                                          Budget Review Officer, the
                                          American Baptist Churches/USA,
                                          1994-1997; director, the
                                          American Baptist Foundation;
                                          Trustee, Ottawa University; and
                                          Trustee Emerita, Brown
                                          University.

William J. Nightingale   Trustee since    Retired; formerly Chairman,        2             Ring's End, Inc.
Rowayton, CT             1993             founder (1975) and Senior
(09/16/29)                                Advisor until 2000 of
                                          Nightingale & Associates,
                                          L.L.C., a general management
                                          consulting firm focusing on
                                          interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services.
James R. Ramsey          Trustee since    President, University of           1         Community Bank and Trust,
Louisville, KY           1987             Louisville since Nov. 2002;                  Pikeville, KY
(11/14/48)                                Professor of Economics,
                                          University of Louisville,
                                          1999-present; Kentucky
                                          Governor's Senior Policy Advisor
                                          and State Budget Director,
                                          1999-2002; Vice Chancellor for
                                          Finance and Administration, the
                                          University of North Carolina at
                                          Chapel Hill, 1998 to 1999;
                                          previously Vice President for
                                          Finance and Administration at
                                          Western Kentucky University,
                                          State Budget Director for the
                                          Commonwealth of Kentucky, Chief
                                          State Economist and Executive
                                          Director for the Office of
                                          Financial Management and
                                          Economic Analysis for the
                                          Commonwealth of Kentucky,
                                          Adjunct Professor at the
                                          University of Kentucky,
                                          Associate Professor at Loyola
                                          University-New Orleans and
                                          Assistant Professor at Middle
                                          Tennessee State University.

Officers

Charles E.               Executive Vice   Executive Vice President of all      N/A                N/A
Childs, III              President        Funds since 2003; Senior Vice
New York, NY             since 2003       President, corporate development,
(04/01/57)                                formerly Vice President,
                                          Assistant Vice President and
                                          Associate of the Manager's parent
                                          since 1987; Senior Vice
                                          President, Vice President or
                                          Assistant Vice President of the
                                          Money-Market Funds since 1988.
Thomas S. Albright       Senior Vice      Senior Vice President and           N/A                 N/A
Louisville, KY           President        Portfolio Manager, Churchill
(07/26/52)               since 2000       Tax-Free Fund of Kentucky since
                                          July 2000; Vice President and
                                          Co-portfolio manager, Tax-Free
                                          Fund For Utah since 2001; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc., 1994-2000.

Jerry G. McGrew          Senior Vice      President of the Distributor        N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1994       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund and five Aquila Bond
                                          Funds since 1995; Vice President,
                                          Churchill Cash Reserves Trust,
                                          1995-2001.
James M. McCullough      Vice President   Senior Vice President or Vice      N/A                  N/A
Portland, OR (06/11/45)  since 2000       President of Aquila Rocky
                                          Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jason T. McGrew          Vice President   Vice President, Churchill          N/A                  N/A
Elizabethtown, KY        since 2001       Tax-Free Fund of Kentucky since
(08/14/71)                                2001, Assistant Vice President,
                                          2000-2001; Investment Broker
                                          with Raymond James Financial
                                          Services 1999-2000 and with J.C.
                                          Bradford and Company 1997-1999;
                                          Associate Broker at Prudential
                                          Securities 1996-1997.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000
Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A                  N/A
New York, NY             since 1987       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A                  N/A
New York, NY (08/23/40)  Secretary        Manager or its predecessor and
                         since 2000       current parent since 1998 and
                                          Assistant Secretary of the
                                          Aquilasm Group of Funds since
                                          2000; trustee, Alpha Strategies
                                          Fund since July, 2002;
                                          Consultant, The Wadsworth Group,
                                          1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A                  N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.
Trustee Emeritus
Carroll F. Knicely(6)    Trustee          President, Associated              N/A     West Kentucky Corporation;
Glasgow, KY              Emeritus since   Publications Inc, Glasgow,                 South Gate Plaza, Inc.;
(12/08/28)               2004             Kentucky; director and member,             Knicely and Knicely, Inc.
                                          Executive Board of West Kentucky
                                          Corporation and director and
                                          Secretary-Treasurer, South Gate
                                          Plaza, Inc. (owner and developer
                                          of shopping centers and
                                          commercial real estate);
                                          director, Vice President and
                                          Treasurer, Knicely and Knicely,
                                          Inc. (owner and developer of
                                          rental properties and
                                          residential real estate); former
                                          trustee, Cambellsville
                                          University; formerly Secretary
                                          of Commerce and Commissioner of
                                          Commerce, Commonwealth of
                                          Kentucky.

(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Fund as that term is defined in the 1940 Act as an officer of the Fund and a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."

(6) Mr. Knicely will cease to be a Trustee of the Trust at the close of the Annual Meeting on April 23, 2004. A Trustee Emeritus may attend Trustee meetings but has no voting power.




                       Securities Holdings of the Trustees
                                (as of 12/31/03)

                         Dollar Range of            Aggregate Dollar Range of
Name of             Ownership in Churchill          of Ownership in Aquilasm
Trustee             Tax-Free Fund of Kentucky(1)    Investment Companies
                                                    Overseen by Trustee(1)

Interested Trustees


Lacy B. Herrmann                   B                          E


Diana P. Herrmann                  B                          E

Non-interested Trustees

Thomas A. Christopher              C                          C

Douglas Dean                       D                          D

Theodore T. Mason                  B                          C

Anne J. Mills                      B                          D

William J. Nightingale             C                          C

James R. Ramsey                    C                          C



(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2003, the Fund paid a total of $87,053 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquilasm             Trustee
Name             Fund            Group of Funds       serves

Thomas A.
Christopher       $7,950           $9,050(1)              1

Douglas
Dean              $8,850           $8,850                 1

Theodore T.
Mason             $7,850          $54,775                 5

Anne J.
Mills             $7,850          $37,550                 4

William J.
Nightingale       $8,450          $16,650                 2

James R.
Ramsey            $7,850           $7,850                 1

(1) Includes compensation from each of the funds in the Aquilasm Group of Funds for services as Chair of a committee of Trustees of all such funds.

     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of January 31, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2003, the Fund paid $1,129,293 in management fees.

     During the fiscal year ended December 31, 2003, $340,461 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $8,968 was retained by the Distributor. With respect to Class C shares, during the same period $46,125 was paid under Part II of the Plan and $15,375 was paid under Part I of the Shareholder Services Plan. Of these total payments of $61,500 the Distributor retained $10,904. With respect to Class I Shares, during the same period $7,415 was paid under Part III of the Plan and $5,561 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas A. Christopher, Douglas Dean, Theodore T. Mason, Anne J. Mills, William
J. Nightingale and James R. Ramsey. The Committee selects the Fund's independent auditors (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of auditors is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

     The Fund has not yet formed a nominating committee nor adopted a nominating committee charter. It expects to do so before the next annual meeting of shareholders. Since 1998, the Fund has had a Trustee Retirement and Replacement Policy, last reviewed by the Board in September 2001 which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. It was considered that there was not enough time to form a nominating committee at the Board meeting in December 2003, and the Board intends to establish nominating committee policies and procedures only after more deliberation has been carried out.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager or its parent or subsidiaries.

         Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

Ratification or Rejection of Selection of Independent Auditors
(Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2004. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG.

                                             2002              2003

        Audit Fees:                        $19,500            20,100

        Audit related fees                       0                 0
                                            ______            ______
            Audit and audit related fees    19,500            20,100

        Tax fees (1)                         9,500             8,942

        All other fees                           0                 0
                                            ______             _____
            Total fees                     $29,000           $29,042
                                           _______            ______

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services by KPMG are pre-approved by the Audit Committee, except that services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2004.

     KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

Receipt of Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    Appendix


                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                             AUDIT COMMITTEE CHARTER
                                September 5, 2003



1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

          (a) to oversee the Fund's accounting and financial reporting policies.

          (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

          (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

          (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

          (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

          (d) to review and approve the fees charged by the auditors for audit and non-audit services;

          (e) to investigate improprieties or suspected improprieties in Fund operations;

          (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

          (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

          (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on APRIL 23, 2004

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                       Churchill Tax-Free Fund of Kentucky

                  Proxy for Shareholder Meeting April 23, 2004
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the "Fund") whose signature(s)appear(s) below does/do hereby appoint LACY B. HERRMANN, DIANA
P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 23, 2004 at the Kentucky Derby Museum, 704 Central Avenue, Louisville, Kentucky, at 10:00 a.m. Eastern Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2004


_________________________________
 Signature(s) (SIGN IN THE BOX)


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Churchill Tax-Free Fund of Kentucky

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees
01) Lacy B. Herrmann*; 02) Thomas A. Christopher; 03) Douglas Dean;
04) Diana P. Herrmann*; 05) Theodore T. Mason; 06) Anne J. Mills;
07)William J. Nightingale; 08) James R. Ramsey

* interested Trustees


                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

_____________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed at right. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors

                       (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                       __
I plan to attend the annual meeting                   [__]


For address changes and/or comments, please check the box at right and write
them on the front where indicated.          _
                                           [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.